Exhibit 8.1

List of Subsidiaries of Kelly Partners Group Holdings Limited

As of November 10, 2026

Name	Jurisdiction of incorporation or organization	Other names under which it does business
Addison Partners Pty Ltd	Australia
Kelly Partners Hunter Region (SMSF) Pty Ltd (formerly Addison Partners SMSF Pty Ltd)	Australia
Addison Partners Financial Services Pty Ltd	Australia
Australian Nominees Pty Ltd	Australia
Better Life Accounting Pty Ltd	Australia
BMF Group Sydney Pty Ltd	Australia
Kelly Partners (Brookvale) Pty Ltd	Australia	Kelly+Partners Brookvale
Kelly Partners (General Insurance) Pty Ltd	Australia
Kelly Partners (Growth Consulting) Pty Ltd	Australia
Kelly Partners (Direct Invest) Pty Ltd	Australia
Kelly Partners TV Pty Ltd	Australia
Kelly Partners (Investment Office) Baobab Pty Ltd	Australia
Kelly Partners (Investment Office) Pty Ltd	Australia
Kelly Partners (Strategy Consulting) Pty Ltd	Australia
Kelly Partners (Sydney) Pty Ltd	Australia	Kelly+Partners Sydney Mitchell Partners
Kelly Partners (Tax Legal) Pty Ltd	Australia
Kelly Partners Alternative Asset Management Pty Ltd	Australia
Kelly Partners Ancillary Services Pty Ltd	Australia
Kelly Partners Digital Technologies Pty Ltd	Australia
Kelly Partners Finance (Central Coast & Hunter Region) Pty Ltd	Australia
Kelly Partners Management Services Pty Ltd	Australia
Kelly Partners Private Wealth Group Holdings Pty Ltd	Australia
Kelly Partners Private Wealth Pty Ltd	Australia
Kelly Partners Property Group Holdings Pty Ltd	Australia
Kelly Partners SMSF Advisory Pty Ltd	Australia
Kelly Partners Strategic Alliances Pty Ltd	Australia
Kelly Property Group Pty Ltd	Australia
KP GH AI Pty Ltd	Australia
KP GH BD Pty Ltd	Australia
KP GH BR Pty Ltd	Australia
KP GH BV Pty Ltd	Australia
KP GH CC Pty Ltd	Australia
KP GH CA Pty Ltd	Australia
KP GH CH Pty Ltd	Australia
KP GH ES Pty Ltd	Australia

Name	Jurisdiction of incorporation or organization	Other names under which it does business
KP GH FIN Pty Ltd	Australia
KP GH GC Pty Ltd	Australia
KP GH GR Pty Ltd	Australia
KP GH HC GR Pty Ltd	Australia
KP GH HK Pty Ltd	Australia
KP GH HR & C Pty Ltd	Australia
KP GH HR Pty Ltd	Australia
KP GH IW Pty Ltd	Australia
KP GH LE Pty Ltd	Australia
KP GH MA Pty Ltd	Australia
KP GH MCBD Pty Ltd	Australia
KP GH NB Pty Ltd	Australia
KP GH NE Pty Ltd	Australia
KP GH NS Pty Ltd	Australia
KP GH NW Pty Ltd	Australia
KP GH PB Pty Ltd	Australia
KP GH PW Pty Ltd	Australia
KP GH SWB Pty Ltd	Australia
KP GH SH Pty Ltd	Australia
KP GH SWS Pty Ltd	Australia
KP GH SYD CBD Pty Ltd	Australia
KP GH TC Pty Ltd	Australia
KP GH WM Pty Ltd	Australia
KP GH WO Pty Ltd	Australia
KP GH WS Pty Ltd	Australia
KPGH 2 Pty Ltd	Australia
KPGH Pty Ltd	Australia
KPGH1 Pty Ltd	Australia
KPIO Pty Ltd	Australia
Super Certain Pty Ltd	Australia
KP GH VA Pty Ltd	Australia
Kelly Partners Valuations Partnership	Australia
Kelly Partners (Canberra) Property Trust	Australia
Kelly Partners (Central Coast) Property Trust	Australia
Kelly Partners (Central Tablelands) Property Trust	Australia
Kelly Partners (Oran Park) Trust	Australia
Kelly Partners Property Fund	Australia
Kelly Partners Services Trust	Australia
Kelly Partners (Western Sydney) Partnership	Australia	Kelly+Partners Western Sydney Berger Piepers Kelly Partners Berger Piepers

Name	Jurisdiction of incorporation or organization	Other names under which it does business
Kelly Partners Bendigo Partnership	Australia	Kelly+Partners Bendigo MGR Advisory Group RHS Advisory Services
Kelly Partners Brisbane CBD Partnership	Australia	Small Business Booster Meritous 2.0
Kelly Partners Bundall Partnership	Australia	Kelly+Partners Bundall
Expat Tax Returns
Teefy Wolfe Accountants & Auditors
Resolute Accountants & Auditors
Paul Teefy Accountants
Mayfield Accountants
Teefy Wolfe Accountants
Resolute Business Advisors
Kelly Partners Central Coast Partnership	Australia	Kelly+Partners Central Coast
Kelly Partners Chatswood Partnership	Australia	Kelly Partners (Lower North Shore)
Kelly Partners Corporate Advisory Partnership	Australia
Kelly Partners East Sydney Partnership	Australia	Kelly+Partners East Sydney
Kelly Partners Finance Partnership	Australia	Kelly+Partners Finance
Kelly Partners General Insurance Partnership	Australia
Kelly Partners Griffith Partnership	Australia	Kelly+Partners Griffith
Pinnacle Accounting
Pinnacle Accounting Partners
Higgins Plos Consulting
Anderson’s Chartered Accountants and
Management Consultants
PLA Management Group
PinnacleHPC Accountants
Kelly Partners HR & Consulting Partnership	Australia
Kelly Partners HR Consulting & Payroll Services Riverina Partnership	Australia
Kelly Partners Hunter Region Partnership	Australia	Kelly+Partners Hunter Region Rob Moore & Associates
Kelly Partners Inner West Partnership	Australia	Kelly+Partners Inner West BPI Accounting Services
Kelly Partners Leeton Partnership	Australia	Kelly+Partners Leeton
Kelly Partners Maitland Partnership	Australia	Kelly+Partners Maitland Anova CA
Kelly Partners Melbourne CBD Partnership	Australia	Kelly+Partners Melbourne DCA Advisors QR Accounting Services SBG Accountants & Business Advisors
Kelly Partners Newcastle Partnership	Australia	Kelly+Partners Newcastle Shane Roxby Accountants
Kelly Partners North Sydney Partnership	Australia	Kelly+Partners North Sydney Kelly Partners Assurance Services
Kelly Partners Northern Beaches Partnership	Australia	Kelly+Partners Northern Beaches Wealth Definition Willoughby & Dunne & Co
Kelly Partners Norwest Partnership	Australia	Kelly+Partners Norwest
Kelly Partners Oran Park Partnership	Australia	Kelly+Partners Oran Park JB Accounting Hadrill Accounting

Name	Jurisdiction of incorporation or organization	Other names under which it does business
Kelly Partners Palm Beach Partnership	Australia	Kelly+Partners Palm Beach
Kelly Partners Pittwater Partnership	Australia	Kelly+Partners Pittwater
Kelly Partners Private Wealth Wholesale Partnership	Australia	Kelly+Partners Private Wealth
Kelly Partners South West Sydney Partnership	Australia	Kelly+Partners South West Sydney
Kelly Partners South West Brisbane Partnership	Australia
Kelly Partners Southern Highlands Partnership	Australia	Kelly+Partners Southern Highlands
Kelly Partners Tax Consulting Partnership	Australia	Kelly+Partners Tax Consulting
Kelly Partners Wollongong Partnership	Australia	Kelly+Partners Wollongong
Kelly Partners Operating Group 2 Pty Ltd & NFT Agent Fuel Pty Ltd	Australia
WrkPod (Real Estate 01) Pty Ltd (formerly AgentFuel Pty Ltd)	Australia	AgentFuel
Bray & Associates Pty Ltd	Australia
Hello Kelly AI Partnership	Australia
KDA Partnership	Australia	W J Dietrich Accountants KDA Group Actax Kelly Partners (Canberra) Peter Beames & Associates
Kelly Partners Group Holdings (Low Co) Pty Ltd	Australia
Kelly Partners Group Holdings (Mid Co) Pty Ltd	Australia
Kelly Partners Group Holdings (Top Co) Pty Ltd	Australia
Kelly Partners Narrandera Partnership	Australia	Kelly+Partners Narrandera Halls Accounting
Kelly Partners Private Wealth Melbourne Partnership	Australia
KP GH BO Pty Ltd	Australia
KP GH NA Pty Ltd	Australia
KP GH WM MB Pty Ltd	Australia
KP GH WP Pty Ltd	Australia
WrkPod (Health, Wellness and Fitness) Pty Ltd	Australia	Super Sidekick
WrkPod Health Wellness and Fitness Partnership	Australia
WrkPod Holdings Pty Ltd	Australia
WrkPod Pty Ltd	Australia	WrkPod
Kelly Partners Care Pty Ltd	Australia	K+P Care Kelly+Partners Care
KP GH OP Pty Ltd	Australia
Kelly Partners Operating Group 1 Pty Ltd	Australia
Kelly Partners Operating Group 2 Pty Ltd	Australia	WrkPod Offsider Ecomm Hero WrkPod Co-Agent Co-Agent
WrkPod Builder Partnership	Australia
WrkPod Facility Management Partnership	Australia
WrkPod Hospitality Franchise Partnership	Australia
WrkPod (Tradies) Pty Ltd	Australia

Name	Jurisdiction of incorporation or organization	Other names under which it does business
WrkPod (Broker) Pty Ltd	Australia
Kelly Partners (Burbank) LLC (formerly Kelly Partners (Advisory Services) LLC)	California, United States	Kelly+Partners Burbank
Kelly Partners (Woodland Hills) Services LLC	California, United States	Kelly+Partners Woodland Hills
Kelly Partners Management Company (California) LLC	California, United States
KP Events, LLC	California, United States
KP GH BU LLC	California, United States
KP GH JH LLC	California, United States
KP GH WH LLC	California, United States
Hello Kelly AI LLC	California, United States
Kelly Partners (Balboa) LLC	California, United States
Kelly Partners (Malibu) LLC	California, United States
Kelly Partners + James Howard LLC	California, United States	Kelly Partners James Howard
KP GH BA LLC	California, United States
Kelly Partners Group Holdings (USA) Inc	Delaware, United States
Hello Kelly AI Ltd (DIFC)	Dubai, UAE
Kelly Partners Group Holdings (ME) Limited	Dubai, UAE
Kelly Partners (FRS) LLC	Florida, United States	Kelly Partners FRS
Kelly Partners Management Company (Florida) LLC	Florida, United States
KP GH FRS LLC	Florida, United States
Kelly Partners Management Services (Hong Kong) Limited	Hong Kong	Kelly+Partners Hong Kong
Kelly Partners Hong Kong Limited	Hong Kong
WrkPod Hong Kong Limited	Hong Kong
Kelly Partners Global Services (India) Private Limited	India
KPG Kelly Partners Group Holdings (Ireland) Limited	Ireland
Kelly Partners Wexford Partnership	Ireland	Kelly+Partners Wexford
Kelly Partners Wexford Audit Partnership	Ireland
Kelly Partners Management Company (Texas) LLC	Texas, United States
KP GH DJ LLC	Texas, United States
Kelly Partners Group Holdings (UK) Ltd	United Kingdom
Kelly Partners Global Ltd	United Kingdom
Kelly Partners Global (Subsidiary) Ltd	United Kingdom
Kudos International Network Partnership	United Kingdom	Kudos International Network

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